SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       American Municipal Term Trust Inc.
                     American Municipal Term Trust Inc.--II
                     American Municipal Term Trust Inc.--III
                       Minnesota Municipal Term Trust Inc.
                     Minnesota Municipal Term Trust Inc.--II
                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                    (specify)
    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction :

     ----------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

     ----------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 1999

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc., American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc. and Minnesota Municipal Income Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 10:30 a.m., Central Time, on Monday, August 16, 1999, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota. The purposes of the meeting are as follow:

         1. To elect a Board of Directors and set the number of directors at nine.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. To transact such other business as may properly come before the meeting.

         EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on June 28, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE RESPECTIVE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.


                                        Michael J. Radmer
July 13, 1999                           Secretary

                                 PROXY STATEMENT

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                 ANNUAL MEETING OF SHAREHOLDERS--AUGUST 16, 1999

         The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc. ("AXT"), American Municipal Term Trust Inc.--II ("BXT"), American Municipal Term Trust Inc.--III ("CXT"), Minnesota Municipal Term Trust Inc. ("MNA"), Minnesota Municipal Term Trust Inc.--II ("MNB"), American Municipal Income Portfolio Inc. ("XAA") and Minnesota Municipal Income Portfolio Inc. ("MXA") (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held August 16, 1999, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Meeting of Shareholders and this Proxy Statement will take place on approximately July 13, 1999. Representatives of U.S. Bank National Association ("U.S. Bank"), the investment adviser of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The address of the Funds and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified in the proxy, those proxies will be voted as the shareholder has instructed. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified with regard to the ratification of the accountants. If a vote is withheld, the shareholder will not be considered present and entitled to vote on the proposal. In the case of an abstention, the shareholder will be considered present and entitled to vote and the abstention will have the same effect as a vote "against" the proposal. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only shareholders of record of each Fund on June 28, 1999 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                       AXT         BXT          CXT        MNA         MNB         XAA         MXA
                       ---         ---          ---        ---         ---         ---         ---
Common Shares       8,455,000   7,355,820   5,300,000   5,732,710   3,460,000   5,756,267   4,146,743
Preferred Shares      1,700       1,480       1,064       1,152        694        1,740       1,244

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of June 28, 1999, except as follows: AXT--Sit Investment Associates, Inc. and affiliated entities, 4600 Norwest Center, Minneapolis, MN, 951,000 shares (11.25%) and Karpus Management, Inc., 14 Toby Village Office Park, Pittsford, NY, 509,975 shares (6.03%); BXT--Sit Investment Associates and affiliated entities, 698,000 shares (9.49%) and Karpus Management, 505,500 shares (6.87%); CXT--Sit Investment Associates and affiliated entities, 347,000 shares (6.55%) and Karpus Management 405,100 shares (7.64%); MNA--Sit Investment Associates and affiliated entities, 552,300 shares (9.63%) and MNB--Sit Investment Associates and affiliated entities, 424,700 shares (12.27%).

         In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-722-7161 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders of each Fund will be asked to elect the members of that Fund's Board of Directors. The Bylaws of each Fund provide that the shareholders have the power to establish the number of directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The directors recommend that the size of the Board of Directors of each Fund be maintained at nine.

         Listed below are the nominees for director to be elected by the shareholders of each Fund. Each director is currently a director of each Fund. Mr. Bennett has been a director of each Fund since its inception. Each of the other directors was elected by shareholders at their last annual meeting in August 1998, except Mr. Murphy who was elected by the other directors on June 2, 1999.

         Under normal circumstances, each Fund's preferred shareholders are entitled to elect two of such Fund's Directors, and the remaining directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by the preferred shareholders are David T. Bennett and Leonard W. Kedrowski. The remaining nominees listed below are to be elected by the preferred shareholders and the common shareholders, voting together.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves as a director of all other closed-end and open-end investment companies managed by U.S. Bank (the "Fund Complex"). There are currently a total of eleven closed-end investment companies and three open-end investment companies consisting of 38 funds in the Fund Complex.

                               PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NAME AND AGE                   DURING PAST 5 YEARS
------------                   --------------------------------------------

David T. Bennett, 57           Of counsel to the law firm of Gray, Plant,
                               Mooty, Mooty & Bennett P.A., Minneapolis,
                               Minnesota; chairman of a group of privately held companies and member of the board of directors of a number of non-profit organizations.

Robert J. Dayton, 55           Chief Executive Officer and Chairman (1989-1993)
                               of Okabena Company (a private family investment office).

Roger A. Gibson, 52            Vice President of North America-Mountain Region
                               for United Airlines since June 1995; prior to which he was Vice President, Customer Service for United Airlines in the West Region in San
                               Francisco, California and the Mountain Region in
                               Denver, Colorado; employed at United Airlines since 1967.

Andrew M. Hunter III, 50       Chairman of Hunter, Keith Industries, Inc., a
                               diversified manufacturing and management services company.

                               PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NAME AND AGE                   DURING PAST 5 YEARS
------------                   --------------------------------------------

Leonard W. Kedrowski, 56       Owner and President of Executive Management
                               Consulting, Inc., a management consulting firm;
                               prior to which he was Vice President, Chief
                               Financial Officer, Treasurer, Secretary and
                               Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to 1992.

John  M. Murphy, Jr.,* 57      Executive Vice President of U.S. Bancorp since
                               January 1999; prior to which he was Chairman and Chief Investment Officer of First American Asset
                               Management and U.S. Bank Trust, N.A., and
                               Executive Vice President of U.S. Bancorp from
                               1991 to 1999.

Robert L. Spies,* 63           Director, Iowa Trust and Savings Bank,
                               Emmetsburg, Iowa; prior to which he was employed by First Bank System, Inc. (the predecessor of
                               U.S. Bancorp) and subsidiaries from 1957 to January 1997, most recently as Vice President,
                               First Bank National Association.

Joseph D. Strauss, 57          Owner and President, Strauss Management Company
                               since 1988; owner and President, Community
                               Resource Partnerships, Inc., a business focused on creating economic development and redevelopment tools for local units of government; attorney-at-law; past Chair of the Boards of Directors of the open-end investment companies in the Fund Complex from 1993 to September 1997.

Virginia L. Stringer, 53       Chair of the Boards of Directors of all open-end
                               and closed-end investment companies in the Fund
                               Complex since September 1997; Owner and
                               President, Strategic Management Resources, Inc.;
                               prior to which she was President and Director of The Inventure Group, a management consulting and training company; President of Scott's, Inc., a transportation company; and Vice President of Human Resources of The Pillsbury Company.

-------------------
* Denotes directors who are considered to be "interested persons" (as defined by the 1940 Act) of the Funds.

         As of June 28, 1999, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of outstanding shares of such Fund. No director of the Funds has any material interest in any material transaction that occurred since the beginning of any Fund's most recently completed fiscal year, or in any proposed material transaction to which U.S. Bank or any of its affiliates was or is to be a party.

         The Board of Directors of each Fund has established an Audit Committee which currently consists of Messrs. Bennett, Gibson, Spies and Strauss, and Mr. Kedrowski, who serves as its chairperson. The Audit Committee met two times during the fiscal year of AXT, BXT, CXT, MNA and MNB ended December 31, 1998 and three times during the fiscal year of MXA and XAA ended January 31, 1999. The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning the Fund's financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by each Fund from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and directors.

         The Board of Directors also has a Board Development Committee, the functions of which are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds and to recommend to the Board compensation plans and arrangements for directors. Members of the Board Development Committee are Messrs. Bennett, Dayton, Hunter, Murphy and Strauss and Ms. Stringer. Mr. Murphy is a nonvoting member of the Committee with respect to director nominations, Board compensation recommendations and certain other issues. The Board Development Committee met two times during the last fiscal year of AXT, BXT, CXT, MNA and MNB and three times during the last fiscal year of MXA and XAA. The Board Development Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. Any recommendations should be directed to the Secretary of the Funds.

         During the last fiscal year of each Fund there were two meetings of the current Board of Directors. Each director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a member that were held while he or she was serving on the Board of Directors or on such committee, except Mr. Dayton (with respect to AXT, BXT, CXT, MNA and MNB).

         No compensation is paid by the Funds to any director who is an officer or employee of U.S. Bank or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the Fund Complex of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or Committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. Director fees are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The following table sets forth the compensation received by each director from each Fund for its most recent fiscal year, as well as the total compensation received by each director from the Fund Complex for the twelve-months ended December 31, 1998. Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                     BENNETT*    DAYTON     GIBSON     HUNTER    KEDROWSKI    SPIES     STRAUSS   STRINGER
                     --------    ------     ------     ------    ---------    -----     -------   --------
AXT                  $1,556      $57        $59        $54        $74         $68        $76       $87
BXT                  $1,556      $57        $59        $54        $74         $68        $76       $87
CXT                  $1,556      $57        $59        $54        $74         $68        $76       $87
MNA                  $1,556      $57        $59        $54        $74         $68        $76       $87
MNB                  $1,556      $57        $59        $54        $74         $68        $76       $87
XAA                  $1,556      $57        $59        $54        $74         $68        $76       $87
MXA                  $1,556      $57        $59        $54        $74         $68        $76       $87
Total from
Fund Complex**       $26,300     $58,200    $52,900    $54,350    $62,400     $57,150    $68,950   $81,150

-------------------
* Mr. Bennett was a director of each Fund during its entire fiscal year, but has been a director of the other investment companies in the Fund Complex only since September 1998. The other directors have served as directors of the Funds since August 1998. Prior to August 1998, the Funds had different compensation arrangements.
**Currently consists of three open-end and eleven closed-end investment companies managed by U.S. Bank, including the Funds.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Bennett and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

         The directors, including a majority who are not interested persons of U.S. Bank or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young has no direct or material indirect financial interest in the Funds or in U.S. Bank, other than receipt of fees for services to the Funds and U.S. Bank and its affiliates. Ernst & Young also serves as the independent public accountants for each of the other investment companies managed by U.S. Bank and as the independent public accountants for U.S. Bank and its affiliates.

         On September 9, 1998, the Funds' Board of Directors, upon the recommendation of the Audit Committee, appointed Ernst & Young the independent accountants for AXT, BXT, CXT, MNA and MNB for the fiscal year ending December 31, 1999 and for MXA and XXA for the fiscal year ending January 31, 2000, and dismissed KPMG LLP ("KPMG"). KPMG's reports on the Funds' financial statements for the past two fiscal years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the Funds' two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         Representatives of Ernst & Young are expected to be present at the meeting. Such representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions. Representatives of KPMG are not expected to attend the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. The preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)          POSITION/TERM OF OFFICE     PAST FIVE YEARS
--------------          -----------------------     ---------------------------

Paul A. Dow (48)        President since 1996        Senior Managing Director of
                                                    First American Asset
                                                    Management, a division of
                                                    U.S. Bank, since May 1,
                                                    1998; prior thereto, Chief
                                                    Executive Officer,
                                                    President, Chief Investment
                                                    Officer and Chairman of the
                                                    Board of Directors of Piper
                                                    Capital Management Inc.
                                                    ("Piper Capital").

Robert H. Nelson (35)   Vice President since 1996   Senior Vice President of
                        and Treasurer since 1995    First American Asset
                                                    Management since May 1,
                                                    1998; prior thereto, Senior
                                                    Vice President of Piper
                                                    Capital.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their directors and officers, U.S. Bank and companies affiliated with U.S. Bank, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Douglas White (for MXA) failed to timely file a Form
4. The required Form was subsequently filed.

                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Funds' offices, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, no later than March 15, 2000.

                                       Michael J. Radmer
                                       Secretary

Dated:  July 13, 1999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




TIME:
Monday, August 16, 1999
at 10:30 a.m.

PLACE:
U.S. Bank Place, 7th Floor
601 Second Avenue South
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.









Book 1
Cusip Numbers:
027652-10-6       027652-20-5
027653-10-4       027653-20-3
027654-10-2       027654-20-1
604065-10-2       604065-20-1
604066-10-0       604066-20-9
027649-10-2       027649-20-1
604062-10-9       027649-30-0
604062-20-8       604062-30-7

                                 [NAME OF FUND]
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 16, 1999, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            _____FOR all nominees listed below (except as marked to the contrary below)
            _____WITHHOLD AUTHORITY to vote for all nominees listed below

      NOMINEES: Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, John M. Murphy, Jr., Robert L. Spies, Joseph D. Strauss and Virginia L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR____ AGAINST____ ABSTAIN____ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                     Dated: ______________________________, 1999

                                     ___________________________________________

                                     ___________________________________________
                                     IMPORTANT: Please date and sign this Proxy.
                                     If the stock is held jointly, signature
                                     should include both names. Executors,
                                     administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                 [NAME OF FUND]
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 16, 1999, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            _____FOR all nominees listed below (except as marked to the contrary below)
            _____WITHHOLD AUTHORITY to vote for all nominees listed below

      NOMINEES: David T. Bennett, Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Robert L. Spies, Joseph
D. Strauss and Virginia L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR____ AGAINST____ ABSTAIN____ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                     Dated: ______________________________, 1999

                                     ___________________________________________

                                     ___________________________________________
                                     IMPORTANT: Please date and sign this Proxy.
                                     If the stock is held jointly, signature
                                     should include both names. Executors,
                                     administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.